Exhibit 4.3

NYU

NUMBER

Columbia Banking System

Incorporated under the laws of the State of Washington

COMMON STOCK

SHARES

CUSIP 197236 10 2

SEE REVERSE SIDE FOR DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES AND PRIVILEGES OF, AND RESTRICTIONS ON, SHARES

THIS CERTIFIES THAT

is the owner of

Fully Paid and Non-Assessable Shares of Common Stock, With No Par Value, of

COLUMBIA BANKING SYSTEM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated:

President and Chief Executive Officer

Corporate Secretary

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706 PROOF OF: DECEMBER 22, 2006 COLUMBIA BANKING SYSTEM, INC. TSB 25654 FC	AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003
OPERATOR: ANTHONY / RON	
Rev. 1	7 / LIVE JOBS / C / COLUMBIA 25654 FC

COLORS SELECTED FOR PRINTING: LOGO IS PROCESS BLUE AND BLACK. Intaglio prints in SC-7 DARK BLUE.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

COLUMBIA BANKING SYSTEM, INC.

This certificate evidences shares of Common Stock of the Corporation. Other classes of shares of the Corporation are, and may in the future be, authorized and outstanding, and those classes may consist of one or more series of shares, each with different rights, preferences and limitations. The Corporation will furnish to any shareholder upon written request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of the subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNlF GIFT MIN ACT — Custodian

(Cust) (Minor)

under Uniform Gifts to Minors

Act

(State)

UNlF TRF MIN ACT — Custodian (until age)

(Cust)

under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

7 / LIVE JOBS / C / COLUMBIA 25654 FC

PRODUCTION COORDINATOR: DENISE LITTLE 831-490-1706

PROOF OF: DECEMBER 13, 2006

COLUMBIA BANKING SYSTEM, INC.

TSB 25654 BK

OPERATOR: ANTHONY

NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF